UNITED STATES TELECOMMUNICATIONS, INC.,

                                    as Issuer

                                TO SUNTRUST BANK,

                                   as Trustee

                                    INDENTURE

                       Dated as of _____________ ___, 2001

                           Unsecured Installment Notes

                                   ARTICLE 1
                     DEFINITIONS AND RULES OF CONSTRUCTION;
                    APPLICABILITY OF THE TRUST INDENTURE ACT

Section 1.01  Definitions.
              -----------

         "Affiliate." Any Person controlling or controlled by or under common control with the referenced Person. "Control" for this definition means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise. The terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent." Any Registrar or Paying Agent.
          -----

         "Board." The  Board  of  Directors  of  the  Person  or  any officer or
          -----
committee thereof authorized to act for such Board.

         "Business Day." A day that is not a Legal Holiday.
          ------------

         "Company." United  States  Telecommunications,  Inc., until a successor
          -------
which duly assumes the obligations upon the Securities and under the Indenture replaces it and thereafter means the successor.

         "Debt"  means,  with  respect to any Person, (i) any obligation of such
          ----
Person to pay the principal of, premium of, if any, interest on (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not a claim for such post-petition interest is allowed in such proceeding), penalties, reimbursement or indemnification amounts, fees, expenses or other amounts relating to any indebtedness, and any other liability, contingent or otherwise, of such Person
(A) for borrowed money (including instances where the recourse of the lender is to the whole of the assets of such Person or to a portion thereof), (B) evidenced by a note, debenture or similar instrument (including a purchase money obligation) including securities, (C) for any letter of credit or performance bond in favor of such Person, or (D) for the payment of money relating to a capitalized lease obligation; (ii) any liability of others of the kind described in the preceding clause (i), which the Person has guaranteed or which is otherwise its legal liability; (iii) any obligation of the type described in clauses (i) and (ii) secured by a lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Persons legal liability; and (iv) any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii) or (iii).

         "Default." Any event which is, or after notice or passage of time would
          -------
be, an Event of Default.

         "Exchange Act." The Securities Exchange Act of 1934, as amended.
          ------------

         "Holder"  or "Securityholder."  A  Person  in  whose name a Security is
          ------      --------------
registered.

         "Indenture." This Indenture as amended from time to time, including the
          ---------
terms of the Securities and any amendments.

         "Officers' Certificate." A  certificate  signed by two Officers, one of
          ---------------------
whom must be the President, the Treasure or a Vice-President of the Company. See Sections 10.03 and 10.04.
    --------------     -----

         "Opinion of Counsel."  Written  opinion  from  legal  counsel  who   is
          ------------------
acceptable to the Trustee.  See Sections 10.03 and 10.04.
                                --------------     -----

         "Person."  Any  individual,  corporation,  partnership,  joint venture,
          ------
association, limited liability company, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Principal"  of a Security means the principal of the Security plus the
          ---------
premium, if any, on the Security which is due or overdue or is to become due at the relevant time.

         "Proceeding."  A  liquidation,  dissolution,  bankruptcy,   insolvency,
          ----------
reorganization,  receivership  or similar  proceeding  under  Bankruptcy Law, an assignment for the benefit of creditors, any marshalling of assets or liabilities, or winding up or dissolution, but shall not include any transaction permitted by and made in compliance with Article 4.

         "Representative."  The  indenture  trustee  or  other trustee, agent or
          --------------
representative for an issue of Senior Debt.

         "SEC." The U.S. Securities and Exchange Commission.
          ---

         "Securities."  The  Securities  described  above  issued   under   this
          ----------
Indenture.

         "Senior Debt."  Senior Debt includes (i) any obligations of the Company
          -----------
to the U.S. Internal Revenue Service or any state, county or local government for taxes due and payable, (ii) any obligations of the Company under any surety bonds issued in connection with the licensing requirements of state public utility commissions or in connection with resale agreement entered into between the Company and local exchange carriers, (iii) the obligation of the Company to the previous unitholders of Tel Com Plus Jacksonville, LLC, a predecessor entity of the Company, pursuant to a rescission offer made by Tel Com Plus Jacksonville, LLC to the unitholders and (iv) any debt of the Company, whenever issued, that is by its terms senior in right of payment to the Securities.

         "TIA." The  Trust  Indenture Act of 1939 (15 U.S.C.ss.ss.77aaa-77bbbb),
          ---
as amended, as in effect on the date of this Indenture, except as provided in Sections 1.04 and 8.03.
-------------      ---

         "Trust Officer." Any  officer  or  assistant  officer  of  the  Trustee
          -------------
assigned by the Trustee to administer its corporate trust matters or to whom a matter concerning the Indenture may be referred.

         "Trustee." The  party named as such above until a successor replaces it
          -------
and thereafter means the successor.  See also Section 9.14.
                                              ------------

         "U.S. Government Obligations." Securities that are direct, noncallable,
          ---------------------------
nonredeemable obligations of, or noncallable, nonredeemable obligations guaranteed by, the United States for the timely payment of which obligation or guarantee the full faith and credit of the United States is pledged, or funds consisting solely of such securities, including funds managed by the Trustee or one of its Affiliates (including such funds for which it or its Affiliates receives fees in connection with such management).

Section 1.02        Other Definitions.
                    -----------------


Term                                                          Defined in Section
----                                                          ------------------

"Bankruptcy Law"           .................................................5.01
"Common Stock"             ................................................10.01
"Conversion Agent"         .................................................2.03
"Custodian"                .................................................5.01
"Defaulted Interest"       .................................................2.13
"Distribution"             .................................................9.14
"Event of Default"         .................................................5.01
"Legal Holiday"            ................................................12.06
"Notice"                   ................................................12.01
"Officer"                  ................................................12.09
"Paying Agent"             .................................................2.03
"Payment Blockage Period"  .................................................9.14
"Proceeding"               .................................................1.01
"Quoted Price"             ................................................10.11
"Registrar"                .................................................2.03
"Senior Debt Default Notice"................................................9.14
"Senior Debt Payment Default"...............................................9.14


Section 1.03  Rules of Construction.
              ---------------------

          Unless the context otherwise requires:

          (1) a term defined in Section 1.01 or 1.02 has the meaning assigned to it therein, and terms defined in the TIA have the meanings assigned to them in the TIA;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States;

          (3)   "or" is not exclusive;

          (4) words in the singular include the plural, and words in the plural include the singular;

          (5)   provisions apply to successive events and transactions;

          (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (7)   "including" means including without limitation.

Section 1.04  Trust Indenture Act.
                    -------------------


         The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture upon and so long as the Indenture and Securities are subject to the TIA. If any provision of this Indenture limits, qualifies or conflicts with such duties, the imposed duties shall control. If a provision of the TIA requires or permits a provision of this Indenture and the TIA provision is amended, then the Indenture provision shall be automatically amended to like effect. Any reference to a requirement under the TIA shall only apply upon and so long as the Indenture is qualified under and subject to the TIA.

                                   ARTICLE 2
                                 THE SECURITIES

Section 2.01  Form and Dating.
              ---------------

         The Securities and the certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by Section 2.11, law, stock exchange rule,
                                      ------------
automated quotation system, agreements to which the Company is subject, or usage. Each Security shall be dated the date of its authentication.

Section 2.02  Execution and Authentication.
                    ----------------------------

         Two Officers shall sign the Securities for the Company by manual or facsimile signature.

         If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security is still valid.

         A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate Securities for original issue up to the amount stated in paragraph 4 of Exhibit A in accordance with an Officers'
                                    ---------
Certificate of the Company. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in Section
2.07.                                                                    -------
----
         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

Section 2.03  Agents.
              ------

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") or where
                                                           ---------
Securities may be presented for payment ("Paying  Agent").  Whenever the Company
                                          -------------
must issue or deliver Securities pursuant to this Indenture, the Trustee shall authenticate the Securities at the Company's request. The Registrar shall keep a register of the Securities and of their transfer and exchange.

         The Company may appoint more than one Registrar or Paying Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company does not appoint another Registrar or Paying Agent, the Trustee shall act as such.

Section 2.04  Paying Agent To Hold Money in Trust.
              -----------------------------------

         On or prior to each due date of the Principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such Principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of the Principal of or interest on the Securities, will notify the Trustee of any Default by the Company in making any such payment, and will comply with Article 9. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee. If the Company or any Affiliate acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund.

Section 2.05  Securityholder Lists.
              --------------------

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least 10 Business Days before each interest payment date and at such other times as the Trustee may request, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.06.  Transfer and Exchange.
               ---------------------

         The Securities shall be issued in registered form and shall be transferable only upon surrender of a Security for registration of transfer. When a Security is presented to the Register with a request to register a transfer or to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met and the Security has not been redeemed. The Company may charge a reasonable fee for any registration of transfer or exchange but not for any exchange pursuant to Sections 2.10 or
8.05.                                                          --------------
----
         All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

Section 2.07  Replacement Securities.
              ----------------------

         If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, then, in the absence of notice to the Company that the Security has been acquired by a protected purchaser, the Company shall issue a replacement Security. If required by the Trustee or the Company, an indemnity bond must be provided which is sufficient in the judgment of both to protect the Company, the Trustee and the Agents from any loss which any of them may suffer if a Security is replaced. The Company or the Trustee may charge the Holder for its expenses in replacing a Security.

         Every replacement Security is an additional obligation of the Company.

Section 2.08  Outstanding Securities.
              ----------------------

         Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by the Registrar, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

         If  a  Security  is  replaced pursuant to Section 2.07, it ceases to be
                                                   ------------
outstanding unless the Company receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

         If  Securities are considered paid under Section 3.01, they cease to be
                                                  ------------
outstanding and interest on them ceases to accrue.

Section 2.09  Treasury Securities Disregarded for Certain Purposes.
              ----------------------------------------------------

         In determining whether the Holders of the required Principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be disregarded and deemed not to be outstanding, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to deliver any such direction, waiver or consent with respect to the Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

Section 2.10  Temporary Securities.
              --------------------

         Until definitive Securities are ready for delivery, the Company may use temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall deliver definitive Securities in exchange for temporary Securities.

Section 2.11  Global Securities.
              -----------------

         The Company may issue some or all of the Securities in temporary or permanent global form. The Company may issue a global Security only to a depository. A depository may transfer a global Security only to its nominee or to a successor depository. A global Security shall represent the amount of Securities specified in the global Security. A global Security may have variations that the depository requires or that the Company considers appropriate for such a security.

         Beneficial owners of part or all of a global Security are subject to the rules of the depository as in effect from time to time.

         The Company, the Trustee and the Agents shall not be responsible for any acts or omissions of a depository, for any depository records of beneficial ownership interests or for any transactions between the depository and beneficial owners.

Section 2.12  Cancellation.
              ------------

         The Company at any time may deliver Securities to the Trustee for cancellation. The Paying Agent, if not the Trustee, shall forward to the Trustee any Securities surrendered to them for payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and shall dispose of canceled Securities according to its standard procedures or as the Company otherwise directs. The Company may not issue new Securities to replace Securities that it has paid or which have been delivered to the Trustee for cancellation.

Section 2.13  Defaulted Interest
              ------------------

         If the Company defaults in a payment of interest on the Securities ("Defaulted Interest") such Defaulted Interest shall cease to be payable to the
  -------------------
Securityholder on the relevant record date and shall be paid by the Company, at its election, under either (1) or (2) below (which payment shall constitute a cure of an Event of Default under Section 5.01(1) hereof):

         (1) The Company may pay the Defaulted Interest together with interest thereon as provided in Section 3.01 hereof to the Persons which are Securityholders on a subsequent special record date. The Company shall notify the Trustee of the amount of Defaulted Interest together with interest thereon to be paid and pay over such amount to the Trustee. The Trustee shall then fix a special record date and at the Company's expense shall notify Securityholders not less than 10 days prior to such special record date of the proposed payment, of the special record date, and of the payment date.

         (2) The Company may make payment of Defaulted Interest together with interest thereon in any lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities may be listed or designated for issuance. The Company shall give prompt written notice to the Trustee and Securityholders that it intends to make payment pursuant to this Section 2.13(2) and of the special record date of the proposed
                 ---------------
payment, and of the payment date.

                                    ARTICLE 3
                                    COVENANTS

Section 3.01  Payment of Securities.
              ---------------------

         The Company shall pay the Principal of and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. Principal and interest shall be considered paid on the date due if the Paying Agent holds in accordance with this Indenture on that date money sufficient to pay all Principal and interest then due and the Paying Agent is not prohibited from paying such money to the Holders on such date pursuant to the terms of this Indenture.

         The Company shall pay interest on overdue Principal and Defaulted Interest at the rate borne by the Securities; it shall pay interest on overdue Defaulted Interest at the same rate to the extent lawful.

Section 3.02  SEC Reports.
              -----------

         The Company shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. The Company will cause any quarterly and annual reports which it makes available to its stockholders to be mailed to the Holders. The Company will also comply with the other provisions of TIA
Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute notice or constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

Section 3.03  Compliance Certificate.
              ----------------------
         The Company shall deliver to the Trustee, within 105 days after the end of each fiscal year of the Company, a brief certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, as to the signer's knowledge of the Company's compliance with all conditions and covenants contained in this Indenture (determined without regard to any period of grace or requirement of notice provided herein).

Section 3.04  Notice of Certain Events.
              ------------------------

         The Company shall give prompt written notice to the Trustee and any Paying Agent of (i) any Proceeding, (ii) any Default or Event of Default, (iii) any cure or waiver of any Default or Event of Default, (iv) any Senior Debt Payment Default or Senior Debt Default Notice, (v) the issuance of any Senior Debt by the Company, and (v) if and when the Securities are listed on any stock exchange.

                                    ARTICLE 4
                                   SUCCESSORS

Section 4.01  When Company May Merge, etc.
              ---------------------------

         The Company shall not consolidate or merge with or into, or transfer all or substantially all of its assets to, any Person unless:

         (1) either the Company shall be the resulting or surviving entity or such Person is a corporation organized and existing under the laws of the United States, a State thereof or the District of Columbia;

         (2) if the Company is not the resulting or surviving entity, such Person assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; and

         (3) immediately before and immediately after the transaction no Default exists.

         The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate and an Opinion of Counsel, each of which shall state that such consolidation, merger or transfer and such supplemental indenture comply with this Article 4 and that all conditions precedent herein
                            ---------
provided for relating to such transaction have been complied with.

Section 4.02  Successor Corporation Substituted.
              ---------------------------------

         Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 4.01,
                                                                   ------------
the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities with the same effect as if such successor corporation had been named as the Company herein and in the Securities. Thereafter the obligations of the Company under the Securities and Indenture shall terminate except for, in the case of a transfer, the obligation to pay the Principal of and interest on the Securities.

                                    ARTICLE 5
                              DEFAULTS AND REMEDIES

Section 5.01  Events of Default.
              -----------------

         An "Event of Default" occurs if:

         (1) the Company fails to pay interest on any Security when the same becomes due and payable and such failure continues for a period of 30 days;

         (2) the Company fails to pay the Principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

         (3) the Company fails to comply with any of its other agreements in the Securities or this Indenture and such failure continues for the period and after the notice specified below;

         (4) the  Company  pursuant  to  or within the meaning of any Bankruptcy
Law:

               (A) commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (D) makes a general assignment for the benefit of its creditors;

or

         (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company in an involuntary case,

               (B)   appoints  a  Custodian   of  the  Company  or  for  all  or
               substantially all of its property, or

               (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days.

         The foregoing will constitute Events of Default whatever the reason for any such Event of Default, whether it is voluntary or involuntary, a consequence of the application of Article 9, or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         The  term  "Bankruptcy  Law"  means  Title  11  of the U.S. Code or any
                     ---------------
similar  Federal or state law for the relief of  debtors.  The term  "Custodian"
                                                                      ---------
means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         A Default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in Principal amount of the Securities notify the Company and the Trustee of the Default and the Company does not cure the Default, or it is not waived, within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied to the extent consistent with law, and state that the notice is a "Notice of Default."
                                                     -----------------

Section 5.02  Acceleration.
              ------------

         If an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in Principal amount of the Securities by notice to the Company and the Trustee, may declare the Principal of and accrued and unpaid interest on all the Securities to be due and payable. Upon such declaration the Principal and interest shall be due and payable immediately.

         The Holders of a majority in Principal amount of the Securities by notice to the Company and the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of Principal or interest that has become due solely because of the acceleration.

Section 5.03  Other Remedies.
              --------------

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of Principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 5.04  Waiver of Past Defaults.
              -----------------------

         The Holders of a majority in Principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences except:

          (1) a Default in the payment of the Principal of or interest on any Security; or

          (2) a Default  with  respect to a provision  that under  Section  8.02
                                                                   -------------
          cannot be amended without the consent of each Securityholder affected.

Section 5.05  Control by Majority.
              -------------------

         The Holders of a majority in Principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders, or would involve the Trustee in personal liability or expense for which the Trustee has not received a satisfactory indemnity.

Section 5.06  Limitation on Suits.
              -------------------

         A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

          (1) the Holder gives to the Trustee notice of a continuing Event of Default;

          (2) the Holders of at least 25% in Principal amount of the Securities make a request to the Trustee to pursue the remedy;

          (3) the Trustee either (i) gives to such Holders written notice it will not comply with the request, or (ii) does not comply with the request within 15 days after receipt of the request; and

          (4) the Holders of a majority in Principal amount of the Securities do not give the Trustee a written direction inconsistent with the request prior to the earlier of the date, if ever, on which the Trustee delivers a notice under Section 5.06(3)(i) or the expiration of the
                                  -------------------
          period described in Section 5.06(3)(ii).
                              -------------------

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

Section 5.07  Rights of Holders To Receive Payment.
              ------------------------------------

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of Principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

         Nothing in this Indenture limits or defers the right or ability of Holders to petition for commencement of a case under applicable Bankruptcy Law to the extent consistent with such Bankruptcy Law.

Section 5.08  Priorities.
              ----------

         After an Event of Default any money or other property distributable in respect of the Company's obligations under this Indenture shall be paid in the following order:

         First: to the Trustee (including any predecessor Trustee) for amounts due under Section 6.07;
          ------------

         Second: to holders of Senior Debt to the extent required by Article 9;

         Third: to  Securityholders for amounts due and unpaid on the Securities for Principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for Principal and interest, respectively; and

         Fourth: to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders.

Section 5.09  Undertaking for Costs.
              ---------------------

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.07 or a suit by Holders of more than 10% in Principal amount of the Securities.

Section 5.10  Proof of Claim.
              --------------

         In the event of any Proceeding, the Trustee may (and, if applicable, the trustee for or holders of Senior Debt may) file a claim for the unpaid balance of the Securities in the form required in the Proceeding and cause the claim to be approved or allowed. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Debt to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Debt to vote in respect of the claim of any Securityholder in any Proceeding.

Section 5.11  Actions of a Holder.
              -------------------

         For the purpose of providing any consent, waiver or instruction to the Company or the Trustee, a "Holder" or "Securityholder" shall include a Person who provides to the Company or the Trustee, as the case may be, an affidavit of beneficial ownership of a Security together with a satisfactory indemnity against any loss, liability or expense to such party to the extent that it acts upon such affidavit of beneficial ownership (including any consent, waiver or instructions given by a Person providing such affidavit and indemnity).

                                    ARTICLE 6
                                     TRUSTEE

Section 6.01   Duties of Trustee.
               -----------------

                (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

                (b) Except during the continuance of an Event of Default:

                    (i) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

                    (ii) In the  absence of bad faith on its part,  the  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (i)  This  paragraph  does not limit the effect of paragraph
                         (b) of this Section.

                    (ii) The  Trustee  shall  not be  liable  for any  error  of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                    (iii)The  Trustee  shall not be liable  with  respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
                         Section 5.05.
                         ------------

                    (iv) The  Trustee may refuse to perform any duty or exercise any right or power which would require it to expend its own funds or risk any liability if it shall reasonably believe that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

                (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section. (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 6.02  Rights of Trustee.
              -----------------

                (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or an opinion of Counsel. The Trustee may also consult with counsel on any matter relating to the Indenture or the Securities and the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the advice of counsel.

                (c) The Trustee may act through agents and shall no t be responsible for the misconduct or negligence of any agent appointed with due care.

                (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                (e) Except in connection with compliance with TIA Section 310 or 311, the Trustee shall only be charged with knowledge of Trust Officers.

Section 6.03  Individual Rights of Trustee; Disqualification.
              ----------------------------------------------

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310 (b) and 311.

Section 6.04  Trustee's Disclaimer.
              --------------------

         The Trustee shall have no responsibility for the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities and it shall not be responsible for any statement in the Securities other than its authentication.

Section 6.05  Notice of Defaults.
              ------------------

         If a continuing Default is known to the Trustee, the Trustee shall mail to Securityholders a notice of the Default within 90 days after it occurs. Except in the case of a Default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders. The Trustee shall mail to Securityholders any notice it receives from Securityholder(s) under Section 5.06, and of any notice the
                                          -------------
Trustee provides pursuant to Section 5.06(3) (i).
                             ------------------

Section 6.06  Reports by Trustee to Holders.
              -----------------------------

         If required pursuant to TIA Section 313(a), within 60 days after the reporting date stated in Section 10.09, the Trustee shall mail to
                              ---------------
Securityholders a brief report dated as of such reporting date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section
313(b)(2).                                                               -------
--------
         A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed.

Section 6.07  Compensation and Indemnity.
              --------------------------
         The Company shall pay to the Trustee from time to time reasonable compensation for its services, including for any Agent capacity in which it acts. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee against any loss, liability or expense incurred by it including in any Agent capacity in which it acts. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not unreasonably be withheld.

         The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through gross negligence, willful misconduct or bad faith.

         To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay Principal and interest on particular Securities.

         Without prejudice to its rights hereunder, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 6.08  Replacement of Trustee.
------------  ----------------------
         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign by so notifying the Company. The Holders of a majority in Principal amount of the Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

          (1) the Trustee fails to comply with Section 6.10;
                                               ------------

          (2) the Trustee is adjudged a bankrupt or an insolvent;

          (3) a receiver or public officer takes charge of the Trustee or its property; or

          (4) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

         If a successor Trustee is not appointed and does not take office within 30 days after the retiring Trustee resigns, the retiring Trustee may appoint a successor Trustee at any time prior to the date on which a successor Trustee takes office. If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or, subject to Section 5.09, any Securityholder may petition any court of
                -------------
competent jurisdiction for the appointment of a successor Trustee.

         If  the  Trustee  fails to comply with Section 6.10, any Securityholder
                                                ------------
may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Within one year after a successor Trustee appointed by the Company or a court pursuant to this Section 6.08 takes office, the Holders of a majority in Principal amount of the Securities may appoint a successor Trustee to replace such successor Trustee.

         A  successor  Trustee  shall  deliver  a  written  acceptance  of   its
appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.07.
                ------------

Section 6.09   Successor Trustee by Merger, etc.
               --------------------------------

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, if such successor corporation is eligible and qualified under Section
6.10.                                                                    -------
----

Section 6.10  Eligibility.
              -----------

         This  Indenture  shall  always  have  a   Trustee  who  satisfies   the
requirements of TIA Sections 310(a)(1) and 310(a)(2). The Trustee shall always have a combined capital and surplus as stated in Section 10.09.

Section 6.11  Preferential Collection of Claims Against Company.
              -------------------------------------------------
         Upon and so long as the Indenture is qualified under the TIA, the Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed is subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE 7
                           SATISFACTION AND DISCHARGE

Section 7.01  Satisfaction and Discharge of Indenture.
              ---------------------------------------

         This Indenture shall cease to be of further effect (except as to any registration of transfer or exchange of Securities expressly provided for herein), and the Trustee, on demand of and at expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1) either

                    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 7.04) have been delivered to the Trustee for cancellation; or

                    (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their stated maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company in the case of (i), (ii), and (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of money or U.S. Government Obligations sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for Principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity or redemption date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Holders under Section 3.01, to the Trustee
                                                   -------------
under Section 6.07, and, if money or U.S. Government Obligations shall have been
      ------------
deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 7.02 shall survive.

Section 7.02  Application of Trust Funds.
              --------------------------

         The Trustee or Paying Agent shall hold in trust, for the benefit of the Holders, all money and U.S. Government obligations deposited with it (or into which such money and U.S. Government Obligations are reinvested) pursuant to
Section 7.01. It shall apply such deposited money and money from U.S. Government
------------
obligations in accordance with this Indenture to the payment of the Principal and interest on the Securities. Money and U.S. Government Obligations so held in trust (i) are not subject to Article 9 and (ii) are subject to the Trustee's rights under Section 6.07.
             ------------

Section 7.03  Reinstatement.
              -------------

         If the Trustee or Paying Agent is unable to apply any money or U.S. Obligations in accordance with Section 7.01 by reason of any order or judgment
                                 ------------
of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 7, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 7.01; provided, however, that if the
                                 ------------   --------   -------
Company makes any payment of Principal of or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent after payment in full to the Holders.

Section 7.04  Repayment to Company.
              --------------------

         The Trustee and Paying Agent shall promptly turn over to the Company upon request any excess money or U.S. Government Obligations held by them at any time. All money or U.S. Government Obligations deposited with the Trustee pursuant to Section 7.01 (and held by it or a Paying Agent) for the payment of
            -------------
Securities subsequently converted shall be returned to the Company upon request.

         The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for payment of Principal or interest that remains unclaimed for two years after the right to such money has matured. After payment to the Company, Securityholders entitled to the money shall look to the Company for payment as unsecured general creditors unless an abandoned property law designates another Person.

                                    ARTICLE 8
                                   AMENDMENTS

Section 8.01  Without Consent of Holders.
              --------------------------

         The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder:

        (1)      to cure any ambiguity, defect or inconsistency;

        (2)      to comply with Section 4.01; or
                                ------------

        (3) to make any change that does not adversely affect the rights of any Securityholder, after consultation, as the Trustee and the Company shall deem necessary, with counsel or appropriate experts with respect to the effect of any such change.

Section 8.02  With Consent of Holders.
              -----------------------

         The Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in Principal amount of the Securities. However, without the consent of each Securityholder affected, an amendment under this Section may not:

        (1) reduce the amount of Securities whose Holders must consent to an amendment;

        (2) reduce the interest on or change the time for payment of interest on any Security;

        (3) reduce the Principal of or change the fixed maturity of any Security;

        (4) make any Security payable in money other than that stated in the Security;

        (5)      make  any  change  in  Sections  5.04,  5.07  or  8.02  (second
sentence);                              ---------------------      ----

        (6) make any change that adversely affects the right to convert any Security; or

        (7) make any change in Article 9 that adversely affects the rights of any Securityholder.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         An amendment under this Section may not make any change that adversely affects the rights under Article 9 of any Senior Debt unless it consents to the change.

Section 8.03        Compliance with Trust Indenture Act and Section 10.03.
                    -----------------------------------------------------

         Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect, so long as the Indenture and Securities are subject to the TIA. The Trustee is entitled to, and the Company shall provide an Opinion of Counsel and Officers' Certificate that the Trustee's execution of any amendment or supplemental indenture is permitted under this Article 8.

Section 8.04  Revocation and Effect of Consents and Waivers.
              ---------------------------------------------

         A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

Section 8.05  Notice of Amendment; Notation on or Exchange of Securities.
              -----------------------------------------------------------

         After any amendment under this Article becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Article.

         The Company or the Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company may issue in exchange for affected Securities new Securities that reflect the amendment or waiver.

Section 8.06  Trustee Protected.
              -----------------

         The Trustee need not sign any supplemental indenture that adversely affects its rights.

                                    ARTICLE 9
                                  SUBORDINATION

Section 9.01  Securities Subordinated to Senior Debt
              --------------------------------------

         The rights of Holders to payment of the Principal of and interest on the Securities is subordinated to the rights of holders of Senior Debt, to the extent and in the manner provided in this Article 9.

Section 9.02  Securities Subordinated in Any Proceeding.
              -----------------------------------------

         Upon any Distribution in any Proceeding,

         (1) any Distribution to which the Holders are entitled shall be paid directly to the holders of Senior Debt to the extent necessary to make payment in full of all Senior Debt remaining unpaid after giving effect to all other Distributions to or for the benefit of the holders of Senior Debt; and

         (2) in the event that any Distribution is received by the Trustee before all Senior Debt is paid in full, such Distribution shall be applied by the Trustee in accordance with this Article 9.

Section 9.03  No Payment on Securities in Certain Circumstances.
              -------------------------------------------------

         The Company shall not, directly or indirectly (other than in capital stock of the Company) pay any Principal of or interest on, redeem, defease or repurchase any of the Securities (i) after any Senior Debt becomes due and payable, unless and until all such Senior Debt shall first be paid in full or
(ii) after a Senior Debt Payment Default, unless and until such Senior Debt Payment Default has been cured, waived, or otherwise has ceased to exist.

         During a Payment Blockage Period, no payment of any Principal of or interest on the Securities may be made, directly or indirectly, by the Company. Unless the Senior Debt in respect of which the Senior Debt Default Notice has been given has been declared due and payable in its entirety within the Payment Blockage Period, at the end of the Payment Blockage Period, the Company shall pay all sums not paid to the Holders during the Payment Blockage Period and resume all other payments on the Securities as and when due. Defaulted Interest shall be paid in accordance with Section 2.13. Any number of Senior Debt Default
                                 ------------
Notices may be given; provided, however, that as to any issue of Senior Debt (i) not more than one Senior Debt Default Notice shall be given within a period of any 366 consecutive days, and (ii) no specific act, omission or condition that gave rise to a default that existed upon the date of such Senior Debt Default
Notice (whether or not such default applies to the same issue of Senior Debt) shall be made the basis for the commencement of any other Payment Blockage Period.

         If any Distribution, payment or deposit to redeem, defease or acquire any of the Securities shall have been received by the Trustee at a time when such Distribution was prohibited by the provisions of this Section 9.03, then,
                                                             ------------
unless such  Distribution  is no longer  prohibited by this Section  9.03,  such
                                                            -------------
Distribution shall be received and applied by the Trustee for the benefit of the holders of Senior Debt, and shall be paid or delivered by the Trustee to the holders of Senior Debt for application to the payment of all Senior Debt.

Section 9.04  Subrogation.
              -----------

         The Holders shall not have any subrogation or other rights of recourse to any security in respect of any Senior Debt until such time as all Senior Debt shall have been paid in full. Upon the payment in full of all Senior Debt, the Holders shall be subrogated to the rights of the holders of Senior Debt to receive Distributions applicable to Senior Debt until all amounts owing in respect of the Securities shall be so paid. No Distributions to the holders of Senior Debt which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company to or on account of Senior Debt.

         If any Distribution to which the Holders would otherwise have been entitled shall have been applied pursuant to the provisions of this Article to the payment of Senior Debt, then the Holders shall be entitled to receive from the holders of such Senior Debt any Distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all amounts payable on such Senior Debt to the extent provided herein.

Section 9.05  Obligations of the Company Unconditional.
              ----------------------------------------

         This Article defines the relative rights of the Holders and holders of Senior Debt. Nothing in this Indenture is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the Principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company, other than the holders of Senior Debt, nor shall anything herein or in the Securities prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article 9, of the holders of Senior Debt in respect of any Distribution received upon the exercise of any such remedy. If the Company fails because of this Article to pay principal of or interest on a Security on the due date, the failure is still a Default. Upon any Distribution, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which the Proceeding is pending, or a certificate of the liquidating trustee or agent or other Person making any Distribution for the purpose of ascertaining the Persons entitled to participate in such Distribution, the holders of Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 9.

Section 9.06  Trustee  and  Paying  Agents  Entitled  to  Assume  Payments   Not
              ------------------------------------------------------------------
Prohibited in Absence of Notice.
-------------------------------

         The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until a Trust Officer shall have received, no later than 3 Business Days prior to such payment, written notice thereof from the Company or from one or more holders of Senior Debt and, prior to the receipt of any such written notice, the Trustee, shall be entitled in all respects conclusively to presume that no such fact exists. Unless the Trustee shall have received the notice provided for in the preceding sentence, the Trustee shall have full power and authority to receive such payment and to apply the same to the purpose for which it was received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. The foregoing shall not apply to any Affiliate of the Company acting as Paying Agent.

Section 9.07  Satisfaction and Discharge.
              --------------------------
         Amounts deposited in trust with the Trustee pursuant to and in accordance with Article 7 and not prohibited to be deposited under Section 9.03
when deposited shall not be subject to this Article 9.              ------------

Section 9.08  Subordination  Rights  Not  Impaired  by  Acts or Omissions of the
              ------------------------------------------------------------------
Company or Holders of Senior Debt.
---------------------------------

         No right of any holder of any Senior Debt established in this Article 9 shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any failure by the Company to comply with the terms of this Indenture.

Section 9.09  Right to Hold Senior Debt.
              -------------------------

         The Trustee is entitled to all of the rights set forth in this Article 9 in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior Debt.

Section 9.10  No  Fiduciary  Duty  of  Trustee  or Securityholders to Holders of
              ------------------------------------------------------------------
Senior Debt.
-----------

         Neither the Trustee nor the Holders owes any fiduciary duty to the holders of Senior Debt. Neither the Trustee nor the Holders shall be liable to any holder of Senior Debt in the event that the Trustee, acting in good faith, shall pay over or distribute to the Holders, the Company, or any other Person, any property to which any holders of Senior Debt are entitled by virtue of this Article or otherwise. Nothing contained in this Section 9.10 shall affect the
                                                   ------------
obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Debt.

Section 9.11  Distribution to Holders of Senior Debt.
              --------------------------------------
         Any Distribution otherwise payable to the holders of the Securities made to holders of Senior Debt pursuant to this Article shall be made to such holders of Senior Debt ratably according to the respective amount of Senior Debt held by each.

Section 9.12  Trustee's  Rights  to  Compensation, Reimbursement of Expenses and
              ------------------------------------------------------------------
Indemnification.
---------------

         The Trustee's rights to compensation, reimbursement of expenses and indemnification under Sections 5.08 and 6.07 are not subordinated.
                      -------------     ----

Section 9.13  Exception for Certain Distributions.
              -----------------------------------

         The  rights  of holders of Senior Debt under this Article do not extend
(a) to any Distribution to the extent applied to the Trustee's rights to compensation, reimbursement of expenses or indemnification or (b) to (i) securities which are subordinated to the securities distributed to the holders of Senior Debt on terms no less favorable to the holders of Senior Debt than the provisions of this Article, or (ii) Distributions under any plan approved by the court in any Proceeding.

Section 9.14  Certain Definitions.
              -------------------

         As used in this Article 9,

         "Distribution"  in  any Proceeding means any payment or distribution of
          ------------
assets or securities of the Company of any kind or character from any source, whether in cash, securities or other property made by the Company, custodian, liquidating trustee or agent or any other person whether pursuant to a plan or otherwise.

         "Payment Blockage Period" means the period beginning when a Senior Debt
          -----------------------
Default Notice is given to the Company and the Trustee and ending (a) when the default identified in the Senior Debt Default Notice is cured, waived or otherwise ceases to exist or (b) after 179 or fewer days, whichever occurs first.

         "Senior  Debt  Default  Notice"  means  any written notice of a default
          -----------------------------
(other than a Senior Debt Payment Default) that permits the holders of any Senior Debt to declare such Senior Debt due and payable.

         "Senior  Debt  Payment  Default"  means a default in the payment of any
          ------------------------------
principal of or interest on any Senior Debt.

         "Trustee" for purposes of this Article 9 includes any Paying Agent.
          -------

                                   ARTICLE 10
                                  MISCELLANEOUS

Section 10.01 Notices.
              -------

         Any notice by one party to the other shall be in writing and sent to the other's address stated in Section 10.09. The notice is duly given if it is
                               -------------
delivered in Person or sent by a national courier service which provides next Business Day delivery or by first-class mail.

         A party by notice to the other party may designate additional or different addresses for subsequent notices.

         Any notice sent to a Securityholder shall be mailed by first-class letter mailed to its address shown on the register kept by the Registrar. Failure to mail a notice to a Securityholder or any defect in a notice mailed to a Securityholder shall not affect the sufficiency of the notice mailed to other Securityholders.

         If a notice is delivered or mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company mails a notice to Securityholders, it shall deliver or mail a copy to the Trustee and each Agent at the same time.

         A "notice" includes any communication required by this Indenture.
            ------

Section 10.02 Communication by Holders with Other Holders.
              -------------------------------------------

         Securityholders may communicate pursuant to TIA Section 312 (b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, and Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 10.03 Certificate and opinion as to Conditions Precedent.
              --------------------------------------------------

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

     (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 10.04 Statements Required in Certificate or Opinion.
              ---------------------------------------------

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (1) a statement that each Person making such certificate or opinion has read such covenant or condition;

     (2) a brief  statement  as to the  nature and scope of the  examination  or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

     (3) a statement that, in the opinion of such Person, the Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 10.05 Rules by Trustee and Agents.
              ---------------------------

         The Trustee may make reasonable rules for action by or a meeting of Securityholders. Any Agent may make reasonable rules and set reasonable requirements for its functions.

Section 10.06 Legal Holidays.
              --------------
         A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 10.07 No Recourse Against Others.
              --------------------------

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

Section 10.08 Duplicate Originals.
              -------------------
         The parties may sign any number of copies, and may execute such in counterparts, of this Indenture. One signed copy is enough to prove this Indenture.

Section 10.09 Variable Provisions.
              -------------------
         "Officer"  means  the President, any Vice President, the Treasurer, the
          -------
Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

         The  Company  initially  appoints  the  Trustee as Registrar and Paying
Agent.

         The  first certificate pursuant to Section 3.03 shall be for the fiscal
                                            ------------
year ending on _________ ____ ,20__

         The  reporting  date  for Section 6.06 is ___________of each year.  The
                                   ------------
first reporting date is _______________.

         The Trustee shall always hav e a combined capital and surplus of at least $____________as set forth in its most recent published annual report of condition. The Trustee will be deemed to be in compliance with the capital and surplus requirement set forth in the preceding sentence if its obligations are guaranteed by a Person which could otherwise act as Trustee hereunder and which meets such capital and surplus requirement and the Trustee has at least the minimum capital and surplus required by TIA Section 310(a)(2).

         In determining whether the Trustee has a conflicting interest as defined in TIA Section 310(b)(1), the following is excluded: Indenture dated as of _________ __, 2001, between the Company and __________________, Trustee for the Unsecured Debentures due.

         The Company's address is:

                  United States Telecommunications
                  Suite 118
                  5251 110th Avenue North
                  Clearwater, Florida 33760
                  Facsimile No.: (727) 571-3502
                  Attention:   Mr. Richard Pollara

         The Trustee's address is:

                  SunTrust Bank
                  225 E. Robinson Street, Suite 250
                  Orlando, Florida  32801
                  Attention:  Trust Department

Section 10.10 Governing Law.
              -------------

         The laws of the State of Florida shall govern this Indenture and the Securities.

Dated:___________________________         UNITED STATES TELECOMMUNICATIONS, INC.


                                                By: ____________________________

                                                    Richard Pollara
                                                    President
Attest:

_______________________________
Secretary


Dated:                                    TRUSTEE
      _____________________________
                                                By: ____________________________


                                                    Trust Officer
Attest:

___________________________________
Assistant Secretary

                               (Back of Security)

                     UNITED STATES TELECOMMUNICATIONS, INC.

Unsecured Installment Notes Due ________ __, 20___



1.   Payment  of  Principal  and  Interest.  United  States  Telecommunications,
     -------------------------------------
     Inc.("Company"), a Florida corporation, promises to pay the Principal and accrued simple interest on the principal amount of this Security at the rate per annum shown above. The Company will pay Principal in equal annual installments commencing on _______ ___, 2004 and continuing thereafter on each _____________ ____of each year until _____ __, 20__. The Company will pay all accrued interest on the final payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.   Method of  Payment.  The Company  will pay  Principal  and  interest on the
     ------------------
     Securities to the Persons who are registered holders of Securities at the close of business on the record date for the next payment date, except as otherwise provided herein or in the Indenture even though Securities are cancelled after the record date and on or before the payment date. The Company will pay Principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay Principal and interest by wire transfer or check payable in such money. It may mail an interest check to a record date holder's registered address.

3.   Agents. Initially, SunTrust Bank ("Trustee"), 225 E. Robinson Street, Suite
     ------                             -------
     250, Orlando, Florida 32801, will act as Registrar and Paying Agent. The Company may change any such Agent without notice. The Company or an Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

4.   Indenture. The Company issued the Securities under an Indenture dated as of
     ---------
     ______________ ("Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa
     - 77bbbb) (the "Act"). The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $30,000,000 in aggregate principal amount.

5.   Subordination. The Securities are subordinated to Senior Debt as defined in
     -------------
     the Indenture. To the extent provided in the Indenture, Senior Debt must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect.

6.   Denominations,  Transfer,  Exchange.  The Securities are in registered form
     -----------------------------------
     without coupons in denominations of $1000 and whole multiples of $1000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes required by law. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

7.   Persons Deemed Owners.  Subject to Section 5.11, the registered holder of a
     ---------------------              ------------
     Security may be treated as its owner for all purposes.

8.   Amendments and Waivers. Subject to certain exceptions, the Indenture or the
     ----------------------
     Securities may be amended, and any Default may be waived, with the consent of the holders of a majority in Principal amount of the Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of Company obligations to Securityholders or to make any change that does not adversely affect the rights of any Securityholder.

9.   Successors. When successors assume all the obligations of the Company under
     ----------
     the Securities and the Indenture, the Company will be released from those obligations, except as provided in the Indenture.

10.  Satisfaction  and Discharge  Prior to  Redemption  or Maturity.  Subject to
     --------------------------------------------------------------
     certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of Principal and interest on the Securities to redemption or maturity.

11.  Defaults and Remedies. Subject to the Indenture, if an Event of Default, as
     ---------------------
     defined in the Indenture, occurs and is continuing, the Trustee or the holders of at least 25% in Principal amount of the Securities may declare all the Securities to be due and payable immediately. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in Principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of Principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

12.  Trustee  Dealings  with  Company.  _______________,  the Trustee  under the
     --------------------------------
     Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee, subject to the Indenture and the Act.

13.  No Recourse Against Others. A director,  officer,  employee or stockholder,
     --------------------------
     as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14.  Authentication.  This Security shall not be valid until  authenticated by a
     --------------
     manual signature of the Trustee.

15.  Abbreviations.  Customary  abbreviations  may  be  used  in the  name  of a
     -------------
     Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G A (= Uniform Gifts to Minors Act).

     The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Requests may be made to: Secretary, United States Telecommunications, Suite 118, 5251 110th North Avenue, Clearwater, Florida 33760.

                                    EXHIBIT A

                               (Face of Security)

        No.____________                                            $____________

                      UNITED STATES TELECOMMUNICATIONS, INC

                          Unsecured Subordinated Notes

         Principal and Interest Payment Dates:___________

         Record Dates:_____________

                  United States Telecommunications, Inc. promises to pay to __________, or registered assigns, the sum of ___________ Dollars commencing on ______ __, 2003.

                  This Security is subordinated as specified on the other side of this Security . See the reverse and the Indenture referenced for additional provisions of this Security.



         Dated:______________

         Authenticated:________



         ______________________,  as Trustee

         By:___________________

             Authorized Officer



         UNITED STATES TELECOMMUNICATIONS, INC.

         By:___________________
              Richard Pollara

                  President

ARTICLE 1   DEFINITIONS  AND  RULES OF CONSTRUCTION;
            APPLICABILITY OF THE TRUST INDENTURE ACT...........................1

   Section 1.01  Definitions...................................................1

   Section 1.02  Other Definitions.............................................3

   Section 1.03  Rules of Construction.........................................3

   Section 1.04  Trust Indenture Act...........................................4

ARTICLE 2   THE SECURITIES.....................................................4

   Section 2.01  Form and Dating...............................................4

   Section 2.02  Execution and Authentication..................................4

   Section 2.03  Agents........................................................5

   Section 2.04  Paying Agent To Hold Money in Trust...........................5

   Section 2.05  Securityholder Lists..........................................5

   Section 2.06  Transfer and Exchange.........................................5

   Section 2.07  Replacement Securities........................................6

   Section 2.08  Outstanding Securities........................................6

   Section 2.09  Treasury Securities Disregarded for Certain Purposes..........6

   Section 2.10  Temporary Securities..........................................6

   Section 2.11  Global Securities. ...........................................7

   Section 2.12  Cancellation..................................................7

   Section 2.13  Defaulted Interest............................................7

ARTICLE 3   COVENANTS..........................................................8

   Section 3.01  Payment of Securities.........................................8

   Section 3.02  SEC Reports...................................................8

   Section 3.03  Compliance Certificate........................................8

   Section 3.04  Notice of Certain Events......................................8

ARTICLE 4   SUCCESSORS.........................................................8

   Section 4.01  When Company May Merge, etc...................................8

   Section 4.02  Successor Corporation Substituted.............................9

ARTICLE 5   DEFAULTS AND REMEDIES..............................................9

   Section 5.01  Events of Default.............................................9

   Section 5.02  Acceleration.................................................10

   Section 5.03  Other Remedies...............................................11

   Section 5.04  Waiver of Past Defaults......................................11

   Section 5.05  Control by Majority..........................................11

   Section 5.06  Limitation on Suits..........................................11

   Section 5.07  Rights of Holders To Receive Payment.........................12

   Section 5.08  Priorities...................................................12

   Section 5.09  Undertaking for Costs........................................12

   Section 5.10  Proof of Claim...............................................12

   Section 5.11  Actions of a Holder..........................................13

ARTICLE 6   TRUSTEE...........................................................13

   Section 6.01  Duties of Trustee............................................13

   Section 6.02  Rights of Trustee............................................14

   Section 6.03  Individual Rights of Trustee; Disqualification...............15

   Section 6.04  Trustee's Disclaimer.........................................15

   Section 6.05  Notice of Defaults...........................................15

   Section 6.06  Reports by Trustee to Holders................................15

   Section 6.07  Compensation and Indemnity...................................15

   Section 6.08  Replacement of Trustee.......................................16

   Section 6.09  Successor Trustee by Merger, etc.............................17

   Section 6.10  Eligibility..................................................17

   Section 6.11  Preferential Collection of Claims Against Company............17

ARTICLE 7   SATISFACTION AND DISCHARGE........................................17

   Section 7.01  Satisfaction and Discharge of Indenture......................17

   Section 7.02  Application of Trust Funds...................................18

   Section 7.03  Reinstatement................................................18

   Section 7.04  Repayment to Company.........................................19

ARTICLE 8   AMENDMENTS........................................................19

   Section 8.01  Without Consent of Holders...................................19

   Section 8.02  With Consent of Holders......................................19

   Section 8.03  Compliance with Trust Indenture Act and Section 10.03........20

   Section 8.04  Revocation and Effect of Consents and Waivers................20

   Section 8.05  Notice of Amendment; Notation on or Exchange of Securities...20

   Section 8.06  Trustee Protected............................................21




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ARTICLE 9   SUBORDINATION.....................................................21

   Section 9.01  Securities Subordinated to Senior Debt.......................21

   Section 9.02  Securities Subordinated in Any Proceeding....................21

   Section 9.03  No Payment on Securities in Certain Circumstances............21

   Section 9.04  Subrogation..................................................22

   Section 9.05  Obligations of the Company Unconditional.....................22

   Section 9.06  Trustee  and  Paying  Agents  Entitled  to  Assume Payments Not
                 Prohibited in Absence of Notice..............................22

   Section 9.07  Satisfaction and Discharge...................................23

   Section 9.08  Subordination  Rights  Not Impaired by Acts or Omissions of the
                 Company or Holders of Senior Debt............................23

   Section 9.09  Right to Hold Senior Debt....................................23

   Section 9.10  No  Fiduciary  Duty of Trustee or Securityholders to Holders of
                 Senior Debt..................................................23

   Section 9.11  Distribution to Holders of Senior Debt.......................23

   Section 9.12  Trustee's Rights to Compensation, Reimbursement of Expenses and
                 Indemnification..............................................23

   Section 9.13  Exception for Certain Distributions..........................23

   Section 9.14  Certain Definitions..........................................24

ARTICLE 10  MISCELLANEOUS.....................................................24

   Section 10.01 Notices......................................................24

   Section 10.02 Communication by Holders with Other Holders..................25

   Section 10.03 Certificate and opinion as to Conditions Precedent...........25

   Section 10.04 Statements Required in Certificate or Opinion................25

   Section 10.05 Rules by Trustee and Agents..................................25

   Section 10.06 Legal Holidays...............................................25

   Section 10.07 No Recourse Against Others...................................26

   Section 10.08 Duplicate Originals..........................................26

   Section 10.09 Variable Provisions..........................................26

   Section 10.10 Governing Law................................................27